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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        February 14, 2002 (February 14, 2002)

                               SVI SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                   0-23049                    33-0896617
(State or other jurisdiction of   (Commission          (I.R.S. Empl. Ident. No.)
incorporation or organization)    File Number)

         5607 PALMER WAY, CARLSBAD, CALIFORNIA                     92008
         ----------------------------------------------         ----------
         (Address of principal executive offices)               (Zip Code)

                                 (877) 784-7978
                                 --------------
              (Registrant's telephone number, including area code)

 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 8.    CHANGE IN FISCAL YEAR
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Effective February 14, 2002, SVI Solutions, Inc. (the "Company") determined not to change its fiscal year end to December 31 as previously announced. The Company will continue its fiscal year end as March 31. The Company will file a Form 10-Q for the quarter ended December 31, 2001, and will file a Form 10-K for the full fiscal year ending March 31, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SVI SOLUTIONS, INC.

Date: February 14, 2002                       By: /s/ BARRY M. SCHECHTER
                                                 ------------------------
                                                 Chief Executive Officer